               VOID AFTER 5:00 P.M. CENTRAL TIME, ON MARCH 6, 2009

NEITHER THIS WARRANT NOR THE WARRANT STOCK HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE COMPANY WILL NOT TRANSFER THIS WARRANT OR THE WARRANT STOCK UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT STOCK, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                               KMG CHEMICALS, INC.
                              (a Texas corporation)

                    Warrant for the Purchase of 25,000 Shares
                                 of Common Stock
                            par value $0.01 per share

FOR VALUE RECEIVED, KMG CHEMICALS, INC. ("Company"), a Texas corporation, hereby certifies that JGIS, LTD., or assigns ("Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company at any time, or from time to time during the period commencing on the date hereof and expiring at 5:00 p.m. Central Time, on March 6, 2009 ("Expiration Date"), up to TWENTY-FIVE THOUSAND (25,000) fully paid and non-assessable shares of Common Stock at a price of $5.50 per share ("Exercise Price"), which price constitutes the fair market value on the Nasdaq SmallCap Market for Common Stock on the date hereof, in accordance with the terms and conditions hereof.

The term "Common Stock" means the Common Stock, par value $0.01 per share, of the Company as constituted on March 6, 2000 ("Base Date"), together with any other equity securities that may be issued by the Company in respect thereof or in substitution therefor. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter referred to as "Warrant Stock."

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate, and (in the case of loss, theft or destruction) of satisfactory indemnification, and upon surrender and

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

cancellation of this Warrant certificate, if mutilated, the Company shall execute and deliver a new Warrant certificate of like tenor and date.

         1. EXERCISE OF WARRANT. This Warrant may be exercised, subject to the requirements set forth below, in whole, or in part, at any time during the period commencing on the date hereof and expiring at 5:00 p.m. Central Time on the Expiration Date set forth above, or, if such day is a day on which banking institutions in Houston, Texas are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant certificate to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the aggregate Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant certificate for cancellation, execute and deliver a new Warrant certificate evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant certificate, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, if any, in proper form for exercise as described above, together with an agreement to comply with the restrictions on transfer and related covenants contained herein and a representation as to investment intent and any other matter required by counsel to the Company, signed by the Holder (and if other than the original Holder accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, even if the stock transfer books of the Company shall then be closed or certificates representing such shares of Common Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. The Company shall promptly thereafter issue certificate(s) evidencing the Common Stock so purchased.

         2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon exercise, shall be validly issued, fully paid and non-assessable.

         3. NO FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Company

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

shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall equal the closing sale price (or if not available the average of the closing bid and asked prices) on the business day prior to exercise of this Warrant, or, if the Common Stock is then not publicly traded, then the price determined in good faith by the Board of Directors of the Company.

         4.       TRANSFER.

         4.1 SECURITIES LAWS. Neither this Warrant nor the Warrant Stock have been registered under the securities act of 1933. The Company will not transfer this Warrant or the Warrant Stock unless (a) there is an effective registration covering such Warrant or such shares, as the case may be, under the Securities Act of 1933 and applicable states securities laws, (b) it first receives, if requested by the Company, a letter from an attorney, acceptable to the Company's board of directors or its transfer agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, or (c) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

         4.2 CONDITIONS TO TRANSFER. Prior to any proposed transfer of this Warrant or Warrant Stock, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (a) an investment covenant signed by the proposed transferee, (b) an agreement by such transferee that the restrictive investment legend set forth ove be placed on the certificate or certificates representing the securities acquired by such transferee, (c) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (d) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

         4.3 INDEMNITY. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of any of this Warrant or the Warrant Stock in violation of the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (c) any transfer of this Warrant or any of the Warrant Stock not

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

in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

         4.4 TRANSFER. Except as specifically restricted hereby, this Warrant and the Warrant Stock issued may be transferred by the Holder in whole or in part at any time or from time to time. Upon surrender of this Warrant certificate to the Company or at the office of its stock transfer agent, if any, with an assignment form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee named in such instrument of assignment, and this Warrant certificate shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         6.       ANTI-DILUTION PROVISIONS.

         6.1      STOCK SPLITS, DIVIDENDS, ETC.

         6.1.1 If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

         6.1.2 Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall

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

be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

         6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

         6.3 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to each Holder.

         6.4      NOTICES OF RECORD DATE, ETC. In case:

         6.4.1 If the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

         6.4.2 of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

         6.5 THRESHOLD FOR ADJUSTMENTS. Anything in this Section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to Subsection 6 shall have required a change of the Exercise Price by at least $0.125, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $0.125, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

         7. LEGEND AND STOP TRANSFER ORDERS. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of any of this Warrant and the issuance of any of the shares of Warrant Stock, the Company shall instruct its transfer agent, if any, to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend, insofar as is consistent with Texas law:

         The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

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

         8.       REGISTRATION.

         8.1 REGISTRABLE SHARES. For purposes of this Section 8, the term "Registrable Shares " means the shares of Common Stock issued pursuant to this Warrant; PROVIDED, HOWEVER, that a share of Common Stock shall cease to be Registrable Shares when (a) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it, (b) it has been distributed to the public pursuant to Rule 144 under the Securities Act, or any similar provision then in effect, or (c) it has otherwise been transferred to another person and a new certificate or other evidence of ownership for it not bearing a restrictive legend and not subject to any stop transfer order with respect to Securities Act matters has been delivered by or on behalf of Company. The Company shall not be obligated to register any Warrant under the Securities Act.

         8.2 INCIDENTAL REGISTRATION RIGHTS. If at any time prior to the Expiration Date the Company proposes on its behalf to register any Common Stock under the Securities Act in connection with a public offering of such securities solely for cash in a form that would also permit the registration of any of the Registrable Shares, Company will, each such time, prior to filing give a holder of this Warrant and record owners of Registrable Shares written notice of such determination. Upon the written request of any such holder or record owner given within fifteen (15) days after the such notice by Company, Company shall use its reasonable best efforts to register under the Securities Act such of the Registrable Shares as a holder of this Warrant or record owner of Registrable Shares has requested be registered; PROVIDED, HOWEVER, that Company may postpone or withdraw any registration pursuant to this Section without obligation to requesting holders or record owners.

         8.3 UNDERWRITING REQUIREMENTS. If the proposed registration of Registrable Shares which Company has been requested by a holder of this Warrant or record owner of Registrable Shares to register is to be distributed by or through an underwriter or underwriters, the underwriter or underwriters shall be chosen in the discretion of Company, and with regard to the inclusion of Registrable Shares therein, the holder and/or record owner must agree (a) to sell such Registrable Shares on the same basis as provided in the underwriting arrangement approved by Company and (b) to complete and execute, in a timely manner, all questionnaires, powers of attorney, indemnities, hold-back agreements, underwriting agreements and other documents required either under the terms of such arrangement or by the Securities and Exchange Commission. If, in the opinion of the managing underwriter for an underwritten offering, the registration of all, or part of, the Registrable Shares requested to be included in such offering would have an adverse effect thereon, then Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter reasonably believes may

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

be sold without causing such adverse effect. If the number of shares to be included in the underwriting in accordance with the foregoing is less than the number of shares which the holder and/or record owner of Registrable Shares and all other persons entitled to participate in the registration have requested be included (whether pursuant to the exercise of registration rights or otherwise), the Company shall be entitled to include all shares which it had intended to register, after which holders and/or record owners of Registrable Shares shall participate in the underwriting pro rata with the holders of all other shares entitled to participate in the underwriting pursuant to registration rights or otherwise, based upon their respective total ownership of shares of Common Stock, and if any holder and/or record owner of Registrable Shares would thus be entitled to include more shares than such holder and/or record owner requested to be registered, the excess shall be allocated among other requesting holders and shareholders pro rata based upon their respective total ownership of shares of Common Stock. If requested by any underwriter or underwriters, holders and/or record owners of Registrable Shares shall agree to sell Registrable Shares which are subject to the registration to or through such underwriter or underwriters at the same price to be paid to Company or other selling holders.

         8.4 REGISTRATION EXPENSES. In the case of a registration pursuant to this Section 8, Company shall bear all usual and customary costs and expenses incidental to the preparation of a registration statement, including registration, filing and qualification fees, underwriters fees and expenses and the fees and disbursements of printers, counsel and accountants for Company. Any cost or expense which is attributable solely to a selling holder and/or record owner of Registrable Shares and does not constitute a normal cost or expense shall be allocated to that seller. In addition, each selling holder or record owner or Registrable Shares shall bear the fees and costs of its own counsel and fees and expenses of underwriters that are customarily paid by selling shareholders such as selling expenses and underwriter commissions attributable to the Registrable Shares.

         8.5 INDEMNIFICATION. Company agrees to indemnify and hold harmless the seller and each other person who controls such seller within the meaning of the Securities Act, against all losses, damages, liabilities and expenses (including attorney's fees) arising out of or based upon any untrue or allegedly untrue statement of a material fact, or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements not misleading, contained in any registration statement or prospectus pursuant to which any of the Registrable Shares are offered or sold pursuant to this Section, except insofar as such losses, claims, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof which has been included therein or omitted therefrom in reliance upon and in conformity with information relating to the seller or its controlling persons furnished to Company by such seller or controlling person for use therein, as to which losses, claims, liabilities and expenses (including attorney's fees) seller agrees to indemnify and hold harmless Company and each person who controls Company within the meaning of the Securities Act. If any claim or action shall be brought for which indemnification may be sought hereunder, the party or controlling person claiming indemnification shall promptly notify the party from which indemnification is sought in writing, and such party shall be entitled at its option to assume the defense thereof, including the employment of counsel and the payment of all expenses. The indemnified party or controlling person shall have the right to employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party or controlling person unless the employment thereof has been specifically authorized by the other party in writing or the party has failed to assume the defense and employ counsel.

         9. OFFICER'S CERTIFICATE. Whenever the number or kind of securities purchasable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Warrant and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Holder.

         10. NOTICE. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Holder, at his/her address as shown on the books of the Company, and if to the Company, at its principal office, 10611 Harwin, Suite 402, Houston, Texas 77036. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         11. BINDING EFFECT. The provisions of this Warrant shall be binding upon and inure to the benefit of (a) the parties hereto, (b) the successors and assigns of the Company, (c) if the Holder is a corporation, partnership, or other business entity, the successors and assignee of the Holder, and (d) if the Holder is a natural person, the assignees, heirs, and personal representative of the Holder.

         12. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

                                            KMG CHEMICALS, INC.
                                            a Texas corporation


                                            By:   /s/ David L. Hatcher
                                               ------------------------------
Date:    March 6, 2000                      David L. Hatcher, President

                              WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing [NUMBER] shares of Common Stock of KMG CHEMICALS, INC. and hereby makes payment of $[AMOUNT] in payment therefor.


        ----------------------------        -------------------------
                  Date                           Signature

                                            -------------------------
                                                 Signature
                                                (if jointly held)





















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